   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 25, 2000


                                                   REGISTRATION NUMBER 333-81051
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 3


                                       TO

                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          GENERAL DYNAMICS CORPORATION
               (EXACT NAME OF ISSUER AS SPECIFIED IN ITS CHARTER)

            DELAWARE                            3731                           13-1673581
(STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL      (IRS EMPLOYER IDENTIFICATION
  INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)                 NUMBER)

                            3190 FAIRVIEW PARK DRIVE
                       FALLS CHURCH, VIRGINIA 22042-4523
                                 (703) 876-3000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                             DAVID A. SAVNER, ESQ.
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                          GENERAL DYNAMICS CORPORATION
                            3190 FAIRVIEW PARK DRIVE
                       FALLS CHURCH, VIRGINIA 22042-4523
                                 (703) 876-3000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

CHARLES J. MCCARTHY, ESQ.            STEPHEN FRAIDIN, P.C.              ANDREW R. KELLER, ESQ.
     JENNER & BLOCK                   AVIVA DIAMANT, ESQ.             SIMPSON THACHER & BARTLETT
      ONE IBM PLAZA        FRIED, FRANK, HARRIS, SHRIVER & JACOBSON      425 LEXINGTON AVENUE
    CHICAGO, IL 60611                 ONE NEW YORK PLAZA               NEW YORK, NEW YORK 10017
     (312) 222-9350                NEW YORK, NEW YORK 10004                 (212) 455-2000
                                        (212) 859-8000

                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.
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


     General Dynamics Corporation hereby amends Item 16 of Part II of the registration statement solely to add Exhibit No. 1 to the registration statement.


ITEM 16.  EXHIBITS.

     (a) Exhibits. The following is a list of exhibits filed as part of this registration statement.


  1.  Form of Underwriting Agreement among General Dynamics
      Corporation, certain stockholder parties thereto and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner &
      Smith Incorporated, as representatives of the several
      Underwriters.
 5.1  Opinion of Jenner & Block, counsel to General Dynamics
      Corporation, regarding the legality of the shares being offered (incorporated herein by reference to Exhibit 5.1 to General Dynamics Corporation's registration statement on Form S-4 (No. 333-80213))
23.1  Consent of Jenner & Block*
23.2  Consent of Arthur Andersen LLP**
23.3  Consent of Deloitte & Touche LLP**
24.1 Power of Attorney (incorporated herein by reference to Exhibit 24.1 to General Dynamics Corporation's registration statement on Form S-4 (No. 333-80213))


---------------
 * Filed with Amendment No. 1.
** Filed with Amendment No. 2

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, General Dynamics certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Falls Church, Commonwealth of Virginia on the 22nd day of September, 2000.


                                          GENERAL DYNAMICS CORPORATION

                                          By:   /s/ NICHOLAS D. CHABRAJA
                                             -----------------------------------
                                             Nicholas D. Chabraja
                                             Chairman and Chief Executive
                                              Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date first above indicated:

                        NAME                                               TITLE
                        ----                                               -----

              /s/ NICHOLAS D. CHABRAJA                 Chairman, Chief Executive Officer and Director
-----------------------------------------------------  (Principal Executive Officer)
                Nicholas D. Chabraja

               /s/ MICHAEL J. MANCUSO                  Senior Vice President and Chief Financial
-----------------------------------------------------  Officer
                 Michael J. Mancuso                    (Principal Financial Officer)

                /s/ JOHN W. SCHWARTZ                   Vice President and Controller
-----------------------------------------------------  (Principal Accounting Officer)
                  John W. Schwartz

*                                                      Director
-----------------------------------------------------
Julius W. Becton, Jr.

                                                       Director
-----------------------------------------------------
James S. Crown

*                                                      Director
-----------------------------------------------------
Lester Crown

*                                                      Director
-----------------------------------------------------
Charles H. Goodman

                                                       Director
-----------------------------------------------------
George A. Joulwan

                                                       Director
-----------------------------------------------------
Paul G. Kaminski

*                                                      Director
-----------------------------------------------------
James R. Mellor

*                                                      Director
-----------------------------------------------------
Carl E. Mundy, Jr.

                                                       Director
-----------------------------------------------------
Carlisle A.H. Trost

---------------
* By David A. Savner pursuant to Power of Attorney executed by the directors listed above, which Power of Attorney has previously been filed with the Securities and Exchange Commission.

/s/ DAVID A. SAVNER
------------------------------------------------------
David A. Savner
Secretary

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
   1.     Form of Underwriting Agreement among General Dynamics
          Corporation, certain stockholder parties thereto and
          Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner &
          Smith Incorporated, as representatives of the several
          Underwriters.
  5.1     Opinion of Jenner & Block, counsel to General Dynamics
          Corporation, regarding the legality of the shares being
          offered (incorporated herein by reference to Exhibit 5.1 to
          General Dynamics Corporation's registration statement on
          Form S-4 (No. 333-80213))
 23.1     Consent of Jenner & Block*
 23.2     Consent of Arthur Andersen LLP**
 23.3     Consent of Deloitte & Touche LLP**
 24.1     Power of Attorney (incorporated herein by reference to
          Exhibit 24.1 to General Dynamics Corporation's registration statement on Form S-4 (No. 333-80213)


---------------
 * Filed with Amendment No. 1.

** Filed with Amendment No. 2